UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2025 (November 17, 2025)

ARDENT HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42180	61-1764793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Seven Springs Way, Suite 100, Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)
(615) 296-3000
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	ARDT	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On November 18, 2025, Ardent Health, Inc. (the “Company”) issued a press release announcing a $50.0 million stock repurchase program. The full text of the press release is included as Exhibit 99 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference hereto.

The information furnished with this Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.03.    Other Information.

On November 17, 2025, the Company’s Board of Directors authorized a stock repurchase program pursuant to which the Company may repurchase an aggregate of up to $50.0 million of the Company’s common stock, $.01 par value per share (“Common Stock”). This program has no specified expiration date. The Company may make repurchases of its Common Stock through open market purchases, privately negotiated transactions, block trades or other transactions in accordance with applicable securities laws, subject to market conditions and other factors. Open market purchases will be structured to occur in accordance with applicable federal securities laws, including within the pricing and volume requirements of Rule 10b-18 under the Exchange Act. The Company may also enter into Rule 10b5-1 plans from time to time to facilitate repurchases of its Common Stock. The Company’s repurchase program does not require the Company to acquire any specific number or amount of Common Stock and may be modified, suspended or terminated at any time. The Company expects to fund repurchases with existing cash and cash equivalents and ongoing cash from operations.

Item 9.01.     Financial Statements and Exhibits.

(d)Exhibits:

Exhibit No.	Exhibit Description

99	Press release issued on November 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2025	ARDENT HEALTH, INC.

	By:	/s/ Stephen C. Petrovich
	Name:	Stephen C. Petrovich
	Title:	Executive Vice President & General Counsel